EXHIBIT 23.4
                          CONSENT



We hereby consent to the filing of the form of our opinion as an exhibit to this Registration Statement and to all references to our firm included in or made a part of the prospectus contained in this Registration Statement.



                                /S/ GREENBERG, TRAURIG, HOFFMAN,
                                    LIPOFF, ROSEN & QUENTEL, P.A.
                                ---------------------------------
                                GREENBERG, TRAURIG, HOFFMAN,
                                LIPOFF, ROSEN & QUENTEL, P.A.


Miami, Florida
June 19, 1996